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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of Earliest Event Reported): OCTOBER 22, 2003


                           FIRST STATE BANCORPORATION
               (Exact Name of Registrant as Specified in Charter)



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
                  NEW MEXICO                               001-12487                         85-0366665

 (State or Other Jurisdiction of Incorporation)     (Commission File Number)      (IRS Employer Identification No.)
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               7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO 87109
               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 241-7500
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              Items (a) and (b) are inapplicable.

              Item (c) Exhibits.

              Exhibit 99.1 News release, dated October 20, 2003.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On October 20, 2003, the Registrant issued a News Release announcing its third quarter 2003 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST STATE BANCORPORATION


Date: October 22, 2003              By:      /s/ Christopher C. Spencer
                                             -----------------------------------
                                             Christopher C. Spencer
                                             Senior Vice President and
                                             Chief Financial Officer



                                  EXHIBIT INDEX



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Exhibit           Description
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

99.1              News release, dated October 20, 2003.
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